Loan Receivable	6 Months Ended
Apr. 30, 2026
Loan Receivable [Abstract]
LOAN RECEIVABLE

NOTE 7 - LOAN RECEIVABLE

The loan receivable consisted of the following as of April 30, 2026 and October 31, 2025:

	April 30,	October 31,
	2026	2025
Principal advanced	$28,562	$-
Less: allowance for credit losses	(857)	-
Loan receivable, net	$27,705	$-

During March and April 2026, the Company extended three loans to Changsha Liandai Commercial Management Co., Ltd., an unrelated third party, with an aggregate principal amount of RMB195,000. The loans bear interest at a fixed annual rate of 3.6% and mature two years from the respective date of each loan. The loan receivable and related accrued interest are classified as non-current assets as of April 30, 2026.

The Group measured expected credit losses for the loan under ASC 326 and recognized an allowance for credit losses of $857. As a privately held entity with no public debt issuances, the borrower has no formal third-party credit rating. Management performed an internal credit assessment based on the borrower’s good standing and classified the loan as low-to-moderate credit risk. This assessment was factored into the allowance measurement.

There is no ongoing business relationship between the Group and the borrower. Loan proceeds are used for the borrower’s general working capital and ordinary operating purposes. Management considers the loan commercially reasonable: the temporary deployment of surplus cash does not disrupt normal working capital and operations, and the 3.6% annual interest improves returns on the Company’s excess cash. The loan principal is expected to be collectible.